UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2024, a wholly owned subsidiary of Ryan Specialty Holdings, Inc.(the “Company”), Ryan Specialty, LLC, the borrower, entered into the fifth amendment (the “Repricing Amendment”) to the credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of commercial lenders from time-to-time party thereto dated as of September 1, 2020, as amended. As a result of the Repricing Amendment, the applicable interest rate of the term loan was reduced from SOFR + 3.00% to SOFR + 2.75% and no longer contains a credit spread adjustment of 10 basis points, 15 basis points, or 25 basis points for the one-month, three-month, or six-month borrowing periods, respectively.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. A copy of the Repricing Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

The Company issued a press release on January 19, 2024 announcing completion of the Repricing Amendment. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that statements included in this current report on Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding cash interest savings resulting from the repricing. The risks and uncertainties relating to the Company are contained in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time. The Company's public filings with the Securities and Exchange Commission are available at www.sec.gov. The Company assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
10.1	Repricing Amendment dated January 19, 2024.
99.1	Press release dated January 19, 2024 relating to the Repricing Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC.

Date:	January 19, 2024	By:	/s/ Mark S. Katz
Mark S. Katz, Executive Vice President, General Counsel and Corporate Secretary